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                                                              EXHIBIT (10)-(55)

                FIFTH AMENDMENT TO PBGC-LTV SETTLEMENT AGREEMENT
                ------------------------------------------------

    THIS FIFTH AMENDMENT TO THE PBGC-LTV SETTLEMENT AGREEMENT (this "Fifth Amendment") is made and entered into as of November 23, 1994, by and among PBGC, LTV, and each other member of the Initial LTV Group, and the Administrator (terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Settlement Agreement referred to below).

    WHEREAS, on June 28, 1993, PBGC, LTV, and each other member of the Initial LTV Group, and the Administrator (collectively, the "Parties" and individually, a "Party") entered into the Settlement Agreement (the "Settlement Agreement"); and

    WHEREAS, the parties desire to amend the Settlement Agreement as set forth herein;

    NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

    Section 1. AMENDMENT OF SETTLEMENT AGREEMENT Section 5.8(b) of the Settlement Agreement is hereby amended, effective as of November 23, 1994, by the addition of the phrase "the first paragraph of" before the phrase "Section 5.2(b)" in the seventh line thereof, so as to read in its entirety as follows:

             "(b)    LTV shall have the right to apply any amounts in the
    Advance Contribution Credit Account toward the full or partial payment of any Annual Fixed Contribution required under Section 5.4, any variable annual contribution required under Section 5.5(a), or any contribution required by the last sentence of the first paragraph of Section 5.2(b); provided, however, that no amounts in the Advance Contribution Credit Account may be applied to the Annual Fixed Contribution for 1994, including all Fixed Periodic Contributions relating thereto, nor to the variable annual contribution due March 31, 1994 relating to Available Cash Flow for the portion of Fiscal Year 1993 following the last day of the calendar month immediately preceding the Effective Date as set forth in the first sentence of Section 5.5(a). Immediately upon the exercise of such right, LTV shall (i) notify the PBGC of the application of amounts in the Advance Contribution Credit Account, together with a summary, in reasonable detail, of the amount of such application and the type, amount and date of the contribution to which such application relates, and (ii) reduce the amount in the Advance Contribution Credit Account by the amount so applied."
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    Section 2.  REFERENCE IN SETTLEMENT AGREEMENT.  (a) Each reference in the
Settlement Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of similar import shall mean and be a reference to the Settlement Agreement as amended by Section 1 hereof.

    (b) Except as expressly amended hereby, the Settlement Agreement shall remain unmodified.

    IN WITNESS WHEREOF, the Parties hereto have caused this Fifth Amendment to be duly executed by them or by their respective authorized officers, as appropriate, as of the day and year first above written.

                        PENSION BENEFIT GUARANTY CORPORATION

                        By /s/ Ellen L. Hennessy
                           ---------------------------------------------------
                        Name Ellen L. Hennessy
                             -------------------------------------------------
                        Title Deputy Executive Director & Chief Negotiator
                              ------------------------------------------------


                        THE LTV CORPORATION, ON BEHALF OF ITSELF
                        AND THE INITIAL LTV GROUP LISTED ON THE
                        SIGNATURE PAGE OF THE SETTLEMENT
                        AGREEMENT AND AS ADMINISTRATOR OF AND
                        ON BEHALF OF THE RESTORED PLANS

                        By  /s/ A. W. Huge
                           ---------------------------------------------------
                        Name A. W. Huge
                             -------------------------------------------------
                        Title Sr. Vice President-Finance
                              ------------------------------------------------
                              and Chief Financial Officer


                        LTV STEEL COMPANY, INC.

                        By  /s/ A. W. Huge
                           ---------------------------------------------------
                        Name A. W. Huge
                             -------------------------------------------------
                        Title Sr. Vice President-Finance
                              ------------------------------------------------
                              and Chief Financial Officer

(DBP/BAG/4350)